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SCHEDULE “A”

ATTACHED TO AND FORMING PART OF A JOINT VENTURE AGREEMENT BETWEEN RED LAKE AND FRONTEER

PROPERTY

The Property consists of the claims set out therein including the Sol D’Or Property which is the subject of the English Agreement and the Shabumini Township Property which is subject to the Red Lake Resources-Jilbey Agreement.

Property Name	Claim Numbers	Number of 16 Ha Units	Expiry Date
Mink	1187752	10	October 15, 2005
Mink	1187753	10	October 15, 2005
Mink	1187754	10	October 15, 2005
Mink	1187755	10	October 15, 2005
Mink	3001797	9	May 02, 2005
Mink	3001798	12	May 02, 2005
Mink	3001799	15	May 02, 2005
Mink	3001800	12	May 02, 2005
Mink	3002060	13	May 02, 2006
Mink	3002061	16	May 02, 2005
Mink South	3001781	16	May 02, 2004
Mink South	3001782	12	May 02, 2004
Mink South	3001801	16	May 02, 2004
Shabumeni Township Property	1248661	16	April 08, 2004
Sol D'Or	1244592	16	June 21, 2006
Sol D'Or	1244593	16	June 21, 2006
Sol D'Or	1244594	10	July 17, 2006
Sol D'Or	1244671	16	June 20, 2005
Sol D'Or	1244677	16	June 20, 2005
Sol D'Or	1247857	1	June 20, 2005
Swain East	1187756	6	September 12, 2004
Swain East	1187757	9	September 12, 2004
Swain East	1187758	2	September 12, 2004
Swain East	1187759	16	September 12, 2004
Swain East	1187760	16	September 12, 2004
Swain East	1187761	16	September 12, 2005
Swain East	1187762	16	September 12, 2005
Swain East	1244640	9	September 24, 2005
Swain East	1244641	11	September 24, 2005
Swain East	1244642	9	September 24, 2005
Swain East	1247917	2	September 24, 2005